AMANASU   ENVIRONMENT  CORPORATION
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Pursuant  to  the provisions of the Articles of Incorporation and the By-Laws of
the Company, the following resolutions are passed as resolutions of the directors, duly consented to in writing.

BE   IT   RESOLVED   THAT  :

Effective  today,  Etsuro  Sakagami  is  appointed  a  director  of the Company.



Dated:  this  6th  day  of  June,  2003.

/s/  Atsushi  Maki
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Atsushi  Maki-  Director

/s/  Takashi  Yamaguchi
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Takashi  Yamaguchi-Director

/s/  Etsuro  Sakagami
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Etsuro  Sakagami-Director